Exhibit 99.2

First Quarter 2012
Supplemental Financial Information

In January, the Company acquired Bon Terra, a 60-unit community located in Redmond, Washington for $16 million.  Bon Terra was built in 2005 and is located adjacent to our Delano community.  The two properties are operated as one community. All units feature granite slab countertops, maple or cherry cabinetry, and stainless steel finish appliances. The community is conveniently located near major employers, shopping and freeways.

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Operating Results	Three Months Ended
(Dollars in thousands, except per share amounts)	March 31,
	2012	2011

Revenues:
Rental and other property	$125,474	$111,208
Management and other fees	2,444	1,224
	127,918	112,432

Expenses:
Property operating	40,164	38,424
Depreciation	40,734	36,658
General and administrative	5,400	5,274
Cost of management and other fees	1,640	925
	87,938	81,281
Earnings from operations	39,980	31,151

Interest expense before amortization	(24,658)	(21,811)
Amortization expense	(2,871)	(2,851)
Interest and other income	2,413	6,987
Equity income (loss) from co-investments	2,340	(1,373)
Income before discontinued operations	17,204	12,103
Income from discontinued operations	10,037	404
Net income	27,241	12,507
Net income attributable to noncontrolling interest	(3,151)	(3,546)
Net income attributable to controlling interest	24,090	8,961
Dividends to preferred stockholders	(1,368)	(543)
Net income available to common stockholders	$22,722	$8,418

Net income per share - basic	$0.67	$0.27

Net income per share - diluted	$0.67	$0.27

  See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Operating Results	Three Months Ended
Selected Line Item Detail	March 31,
(Dollars in thousands)	2012	2011

Rental and other property
Rental	$116,794	$103,640
Other property	8,680	7,568
Rental and other property	$125,474	$111,208

Management and other fees
Management	$1,991	$1,119
Development and redevelopment	453	105
Management and other fees	$2,444	$1,224

Property operating expenses
Real estate taxes	$11,413	$10,587
Administrative and insurance	9,405	9,147
Maintenance and repairs	8,109	7,799
Utilities	8,077	7,971
Property management	3,160	2,920
Property operating expenses	$40,164	$38,424

General and administrative
General and administrative	$13,317	$11,009
Allocated to cost of management and other fees	(1,640)	(925)
Allocated to property operating expenses - administrative	(3,160)	(2,920)
Capitalized to real estate	(1,477)	(965)
Net general and administrative	$5,400	$5,274

Interest and other income
Marketable securities and other interest income	$1,499	$1,462
Notes receivable	914	982
Gain from sale of marketable securities	-	4,543
Interest and other income	$2,413	$6,987

Equity income (loss) from co-investments
Equity (loss) from co-investments	$(809)	$(1,139)
Income (loss) from preferred equity investments	3,149	(234)
Equity income (loss) from co-investments	$2,340	$(1,373)

Noncontrolling interest
Limited partners of Essex Portfolio, L.P.	$1,591	$631
DownREIT limited partners' distributions	1,099	1,070
Perpetual preferred distributions	-	1,575
Third-party ownership interest	461	270
Noncontrolling interest	$3,151	$3,546

  See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Funds From Operations	Three Months Ended
(Dollars in thousands, except share and per share amounts)	March 31,
	2012	2011	% Change

Funds from operations
Net income available to common stockholders	$22,722	$8,418
Adjustments:
Depreciation	40,828	37,031
Gains not included in FFO, net of internal disposition costs (1)	(9,783)	-
Depreciation add back from unconsolidated co-investments	4,189	2,701
Noncontrolling interest related to Operating Partnership units	1,591	631
Depreciation attributable to noncontrolling interest	(289)	(262)
Funds from operations	$59,258	$48,519
FFO per share-diluted	$1.63	$1.44	13.4%

Components of the change in FFO
Non-core items:
Gain on sales of marketable securities	-	(4,543)
Acquisition costs	188	301
Funds from operations excluding non-core items	59,446	44,277
Core FFO per share-diluted	$1.63	$1.31	24.6%

Changes in core items:
Same-property NOI	$7,970
Non-same property NOI	4,556
Management and other fees	1,220
Equity income from co-investments	5,201
Interest and other income	(31)
Interest and amortization expense	(2,867)
Cost of management and other fees	(715)
General and administrative	(239)
Perpetual preferred distributions	1,575
Dividends to preferred stockholders	(825)
Other items, net	(676)
	$15,169

Weighted average number of shares outstanding diluted (2)	36,396,641	33,787,332

(1)	Representes gain on the sale of two communities in Q1 2012, which is net of costs related to disposition incentive program attributable to the sale of certain communities and selling expenses.
(2)	Assumes conversion of the weighted average operating partnership interests in the Operating Partnership into shares of the Company's common stock.

 See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Balance Sheets
(Dollars in thousands)
	March 31, 2012	December 31, 2011

Real Estate:
Land and land improvements	$865,321	$860,661
Buildings and improvements	3,477,935	3,452,403
	4,343,256	4,313,064
Less: accumulated depreciation	(954,243)	(920,026)
	3,389,013	3,393,038
Real estate for development	45,632	44,280
Co-investments	401,531	383,412
	3,836,176	3,820,730
Cash and cash equivalents	48,331	35,463
Marketable securities	80,000	74,275
Notes and other receivables	48,052	66,369
Other assets	38,819	40,127
Total assets	$4,051,378	$4,036,964

Mortgage notes payable	$1,724,317	$1,745,858
Unsecured debt	465,000	465,000
Lines of credit	153,566	150,000
Other liabilities	127,971	114,968
Derivative liabilities	2,725	3,061
Total liabilities	2,473,579	2,478,887

Series G cumulative convertible preferred stock, carrying value	4,349	4,349

Stockholders' equity and noncontrolling interest:
Common stock	3	3
Cumulative redeemable preferred stock, liquidation value	73,750	73,750
Additional paid-in-capital	1,877,373	1,844,611
Distributions in excess of accumulated earnings	(422,919)	(408,066)
Accumulated other comprehensive loss	(70,565)	(72,771)
Total stockholders' equity	1,457,642	1,437,527
Noncontrolling interest	115,808	116,201
Total stockholders' equity and noncontrolling interest	1,573,450	1,553,728

Total liabilities and equity	$4,051,378	$4,036,964

  See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Debt Summary - March 31, 2012
(Dollars in thousands)

	Percentage of		Weighted	Weighted
	Total	Balance	Average	Average Maturity
	Debt	Outstanding	Interest Rate	In Years
Mortgage notes payable
Fixed rate - secured	63%	$1,485,702	5.9%	5.8
Variable rate - secured (1)	10%	238,615	1.8%	17.8
Total mortgage notes payable	73%	1,724,317	5.4%	7.4

Unsecured bonds - fixed rate	11%	265,000	4.5%	5.3

Unsecured term loan (2)	9%	200,000	2.4%	4.6

Line of credit - unsecured (3)	7%	153,566	2.2%
Total debt	100%	$2,342,883	4.8%

			Weighted
Scheduled principal payments (excludes lines of credit)			Average
			Interest Rate
	2012	$30,171	5.4%
	2013	215,318	4.9%
	2014	66,432	5.4%
	2015	69,962	5.2%
	2016	362,844	3.3%
	Thereafter	1,444,589	5.4%
	Total	$2,189,317	5.0%

Capitalized interest for the three months ended March 31, 2012 was approximately $1.6 million.

(1)	$202.5 million of the variable rate debt is tax exempt to the note holders, and $187.8 million of the tax exempt debt is subject to interest rate protection agreements.
(2)
The unsecured term loan has a variable interest rate of 142.5 basis points over LIBOR.  The Company has entered into interest rate swap contracts for a term of five years with a notional amount totaling $150 million, which effectively converted the interest rate on $150 million of the term loan to a fixed rate of 2.66%.  During April 2012, the Company entered into additional interest rate swap contracts with a notional amount totaling $50 million, which effectively converted the interest rate on the final $50 million of the term loan to fixed rate of 2.46%.

(3)
The unsecured line of credit facility is $425 million with an accordion to $500 million.  The line matures in December 2014 with two one-year extensions, exercisable at the Company's option.  The underlying interest rate on this line is based on a tiered rate structure tied to the Company's corporate ratings and is currently at LIBOR plus 1.25%.

  See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Capitalization Data, Debt Ratings, Selected Debt Ratios - March 31, 2012
(Dollars and shares in thousands, except per share amounts)

Capitalization Data		Selected Debt Ratios
Total debt	$2,342,883	Debt to Total Assets		Total
			Indebtedness	Assets (1)	Ratio
Common stock and potentially dilutive securities		12/31/2009	1,847,442	4,004,101	46%
Common stock outstanding	34,133	12/31/2010	2,258,745	4,611,218	49%
Limited partnership units (1)	2,240	12/31/2011	2,360,858	4,956,990	48%
Options and Preferred Stock-treasury method	174	3/31/2012	2,342,883	5,005,621	47%
Total share of common stock and potentially dilutive securities	36,547
		Secured Debt to Total Assets
Common stock price per share as of March 31, 2012	$151.51		Secured	Total
			Indebtedness	Assets (1)	Ratio
Market value of common stock and potentially dilutive securities	$5,537,163	12/31/2009	1,832,549	4,004,101	46%
		12/31/2010	2,082,745	4,611,218	45%
Preferred stock	$73,079	12/31/2011	1,745,858	4,956,990	35%
		3/31/2012	1,724,317	5,005,621	34%
Total equity capitalization	$5,610,242
		Total Interest Coverage	Adjusted	Total
Total market capitalization	$7,953,125		EBITDA (2)	Interest (3)	Ratio
		12/31/2009	257,551	91,651	281%
Ratio of debt to total market capitalization	29.5%	12/31/2010	257,899	92,232	280%
		12/31/2011	300,790	99,934	301%
		3/31/2012(4)	316,947	102,175	310%

(1)Assumes conversion of all outstanding operating partnership interests in the Operating Partnership into shares of the Company's common stock.		Indebtedness Divided by Adjusted EBITDA		Adjusted
			Indebtedness	EBITDA (2)	Ratio
		12/31/2009	1,847,442	257,551	7.2
Debt Ratings		12/31/2010	2,258,745	257,899	8.8
Fitch BBB, Positive		12/31/2011	2,360,858	300,790	7.8
Moody's Baa2, Stable		3/31/2012(4)	2,342,883	316,947	7.4
Standard & Poors BBB, Stable

(1)	Total Assets is defined by the Company as GAAP total assets plus the add back of accumulated depreciation.
(2)
Adjusted EBITDA is defined as earnings before interest, taxes, depreciation, amortization, excluding gain/loss on sale of real estate, gain/loss on early retirement of debt, gain/loss from sale of marketable securities, gain/loss of co-investment and impairment charges on the trailing 12 month period.

(3)	Total Interest is comprised of total interest expense, less amortization expense, plus capitalized interest.
(4)	3/31/12 values reflect trailing 12 month period.

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Property Operating Results - Quarter ended March 31, 2012 and 2011
(Dollars in thousands, except per unit amounts)

	Southern California			Northern California			Seattle Metro			Other real estate assets (1)			Total
	2012	2011	% Change	2012	2011	% Change	2012	2011	% Change	2012		2011	2012	2011	% Change

Revenues:
Same-property revenue	$56,191	$53,696	4.6%	$38,807	$35,304	9.9%	$20,794	$19,082	9.0%	$-		$-	$115,792	$108,082	7.1%
Non-same property revenue (2)	2,369	167		2,815	13		1,515	674		2,983		2,272	9,682	3,126
Total Revenues	$58,560	$53,863		$41,622	$35,317		$22,309	$19,756		$2,983		$2,272	$125,474	$111,208

Property operating expenses:
Same-property operating expenses
Real estate taxes	$4,734	$4,684		$3,750	$3,740		$1,779	$1,745		$-		$-	$10,263	$10,169
Administrative and insurance	4,889	4,909		2,422	2,503		1,454	1,527		-		-	8,765	8,939
Maintenance and repairs	3,505	3,654		2,437	2,362		1,454	1,414		-		-	7,396	7,430
Utilities	3,451	3,533		2,479	2,552		1,651	1,659		-		-	7,581	7,744
Management fees	1,353	1,351		835	821		605	604		-		-	2,793	2,776
Total same-property operating expenses	17,932	18,131	-1.1%	11,923	11,978	-0.5%	6,943	6,949	-0.1%	-		-	$36,798	$37,058	-0.7%
Non-same property operating expenses (2)	798	348		757	-		535	250		1,276	(7)	768	3,366	1,366
Total property operating expenses	$18,730	$18,479		$12,680	$11,978		$7,478	$7,199		$1,276		$768	$40,164	$38,424

Net operating income (NOI):
Same-property NOI	$38,259	$35,565	7.6%	$26,884	$23,326	15.3%	$13,851	$12,133	14.2%	$-		$-	$78,994	$71,024	11.2%
Non-same property NOI (2)
Redevelopment community	-	-		-	-		485	424		-		-	485	424
Acquired community - 2012 (3)	-	-		168	-		-	-		-		-	168	-
Acquired communities - 2011 (4)	-	-		511	13		495	-					1,006	13
Development communities (5)	1,571	(181)		1,379	-		-	-		-		-	2,950	(181)
Other real estate assets (1)	-	-		-	-		-	-		1,707		1,504	1,707	1,504
Total non-same property NOI	1,571	(181)		2,058	13		980	424		1,707		1,504	6,316	1,760
Total NOI	$39,830	$35,384		$28,942	$23,339		$14,831	$12,557		$1,707		$1,504	$85,310	$72,784

Same-property operating margin	68%	66%		69%	66%		67%	64%					68%	66%

Annualized same-property turnover percentage	48%	41%		44%	38%		41%	34%					45%	40%

Average same-property concessions per turn (6)	$175	$197		$118	$222		$143	$143					$152	$195

Reconciliation of apartment units at end of period

Same-property apartment units	12,556			7,701			5,743						26,000

Consolidated apartment units	12,941	13,227		8,206	7,817		6,168	5,979					27,315	27,023
Joint venture	1,909	1,097		1,895	1,575		1,530	648					5,334	3,320
Under development	371	73		878	564		275	275					1,524	912
Total apartment units at end of period	15,221	14,397		10,979	9,956		7,973	6,902					34,173	31,255

Percentage of total	45%	46%		32%	32%		23%	22%					100%	100%

Average same-property financial occupancy	96.7%	96.1%		97.3%	97.1%		96.8%	96.7%					96.9%	96.5%

(1)	Other real estate assets consists mainly of retail space, commercial properties, and boat slips and their operating results are classified in non-same property results.
(2)	Includes properties which subsequent to January 1, 2011 were, either acquired or in a stage of development or redevelopment without stabilized operations.
(3)	Acquired community during 2012 includes Reed Square.
(4)	Accquired communities during 2011 include 1000 Kiely, Bernard and Delano (which includes Bon Terra acquired in January 2012, but results are included as part of Delano).
(5)	Development communities include Allegro, Bellerive, Muse, Santee Village and Via.
(6)
Average same-property concessions per turn is the dollar amount per unit resulting from the same-property concessions divided by the product of the same property turnover percentage for the quarter times the same-property apartment units.

(7)	Other real-estate asset expenses for 2012, include $0.3 million of non-routine expenses and supplemental property taxes related to prior periods.

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Revenue by County - Quarters ended March 31, 2012, March 31, 2011 and December 31, 2011
(Dollars in thousands)

		Average Property Rental Rates			March 31, 2012		March 31, 2011
Region	Units	QTD 2012	QTD 2011	% Change	Property Revenue	Financial Occupancy	Property Revenue	Financial Occupancy	Property Revenue % Change	Property Revenue December 31, 2011	Sequential % Change

Southern California
Los Angeles County	4,420	$1,640	$1,570	4.5%	$22,329	97.4%	$21,056	95.9%	6.0%	$21,891	2.0%
Ventura County	2,898	1,337	1,298	3.0%	12,018	96.8%	11,586	96.5%	3.7%	11,941	0.6%
San Diego County	2,213	1,183	1,143	3.5%	8,090	96.2%	7,864	96.7%	2.9%	8,096	-0.1%
Orange County	2,402	1,574	1,530	2.9%	11,466	96.2%	10,787	95.1%	6.3%	11,487	-0.2%
Santa Barbara County	347	1,663	1,660	0.2%	1,671	95.3%	1,780	99.1%	-6.1%	1,541	8.4%
Riverside County	276	778	738	5.4%	617	90.6%	623	93.8%	-1.0%	629	-1.9%
Total same-property	12,556	1,474	1,423	3.6%	56,191	96.7%	53,696	96.1%	4.6%	55,585	1.1%
Los Angeles County	385	2,068			2,369		167
Non-same property	385	2,068			2,369		167
	.
Northern California
Santa Clara County	3,266	1,709	1,524	12.1%	17,107	97.6%	15,265	97.7%	12.1%	16,744	2.2%
Contra Costa County	1,720	1,566	1,455	7.6%	8,249	96.8%	7,583	96.0%	8.8%	8,176	0.9%
Alameda County	1,542	1,476	1,384	6.6%	7,157	96.7%	6,670	96.7%	7.3%	6,974	2.6%
San Mateo County	768	1,747	1,578	10.7%	4,165	97.6%	3,756	97.4%	10.9%	4,075	2.2%
San Francisco MSA	175	1,948	1,853	5.1%	1,045	97.9%	995	98.1%	5.0%	1,005	4.0%
Other	230	1,524	1,491	2.2%	1,084	97.9%	1,035	96.6%	4.7%	1,050	3.2%
Total same-property	7,701	1,634	1,492	9.5%	38,807	97.3%	35,304	97.1%	9.9%	38,024	2.1%
Santa Clara County	505	1,992			2,815		13
Non-same property	505	1,992			2,815		13

Seattle Metro
Total same-property	5,743	1,132	1,044	8.5%	20,794	96.8%	19,082	96.7%	9.0%	20,431	1.8%
Non-same property	425	1,158			1,515		674

Other real estate assets					2,983		2,272

Total same-property revenue	26,000	$1,439	$1,353	6.4%	$115,792	96.9%	$108,082	96.5%	7.1%	$114,040	1.5%

Total non-same property revenue	1,315	$1,745			$9,682		$3,126

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Development Pipeline - March 31, 2012
(Dollars in millions)

		Ownership %	Estimated Units	Estimated retail Sq. Feet	Incurred to Date	Remaining Costs	Estimated Total Cost	Construction Start	Initial Occupancy	Stabilized Operations

Development Projects - Joint Venture
Project Name	Location

Expo (formerly Queen Anne)	Seattle, WA	50%	275	17,000	$42.4	$36.7	$79.1	May-11	Nov-12	Aug-13
Epic - Phase I and II	San Jose, CA	55%	569	-	75.0	116.6	191.6	Aug-11	May-13	Jun-14
West Dublin	Dublin, CA	55%	309	-	29.4	65.1	94.5	Aug-11	Jun-13	Mar-14
Fountain at La Brea	West Hollywood, CA	50%	187	18,200	31.1	43.9	75.0	Oct-11	Feb-14	Oct-14
Santa Monica at La Brea	West Hollywood, CA	50%	184	12,750	27.2	48.2	75.4	Dec-11	Jul-14	Mar-15
Total - Joint Venture Development Projects			1,524	47,950	205.1	310.5	515.6

Predevelopment Projects - Joint Venture
Project Name	Location
Epic - Phase III	San Jose, CA	55%	192	-	19.5	-	19.5
Total - Joint Venture Predevelopment Projects			192	-	19.5	-	19.5

Land Held for Future Development or Sale
Project Name	Location

City Centre	Moorpark, CA		200	-	-	-	-
Main Street	Walnut Creek, CA		48	37,000	-	-	-
Park Boulevard	Palo Alto, CA		50	-	-	-	-

Total - Land Held for Future Development or Sale			298	37,000	45.7	-	45.7

Grand Total - Development Pipeline			2,014	84,950	$270.3	$310.5	$580.8

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Redevelopment Pipeline and Capital Expenditures - March 31, 2012
(Dollars in thousands, except per unit amounts)

		Total	Estimated	Estimated		NOI
		Incurred	Remaining	Total	Project	For the quarter ended
Region/Project Name	Units	To Date	Cost	Cost	Start Date	Q1 2012	Q1 2011

Same-property - Redevelopment Projects (1) (2)
Northern California
Marina Cove, Santa Clara, CA	292	$5,487	$4,371	$9,858	Jun-07
Pointe at Cupertino, Cupertino, CA	116	6,455	2,145	8,600	Jan-10
Magnolia Square, Sunnyvale, CA	188	6,146	4,247	10,393	Sep-10
Southern California
The Bluffs II, San Diego, CA	224	4,278	5,436	9,714	Oct-11
Total Approved - Redevelopment Projects	820	$22,366	$16,199	$38,565

Non-same property - Redevelopment Projects

Seattle Metro
Woodland Commons, Bellevue, WA (3)	236	9,252	12,319	21,571	Jun-07	$486	$424
Total Active - Redevelopment Projects	236	$9,252	$12,319	$21,571		$486	$424

(1)	Redevelopment activities are ongoing at these communities, but as of Q1 2012 the communities have stabilized operations, and therefore results are classified in same-property operations.
(2)	The Company incurred $0.2 milllion in vacancy loss during the quarter related to redevelopment of unit interiors which totaled 101 units during the quarter.
(3)	The Company is building 66 additional apartment homes expected to be available for lease in the third quarter of 2012.

Non-revenue Generating Capital Expenditures	Q1 2012	Q4 2011	Q3 2011	Q2 2011	Q1 2011

Non-revenue generating capital expenditures	$1,200	$12,144	$6,235	$4,778	$2,933
Average apartment units in quarter	27,221	27,241	26,964	26,944	26,888
Capital expenditures per apartment unit in the quarter	$44	$446	$231	$177	$109
Capital expenditures per apartment unit-trailing four quarters	$895	$958	$892	$966	$1,054

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Co-investments - March 31, 2012	Essex		Total		Essex	Weighted	Remaining	For the Quarter
(Dollars in thousands)	Ownership		Undepreciated	Debt	Book	Average	Term of	Ended March 31,
	Percentage	Units	Book Value	Amount	Value	Borrowing Rate	Debt	2012	2011

Operating Joint Ventures								Net Operating Income

Essex Apartment Value Fund II, L.P. (Fund II) (1)	28.2%	2,972	$601,415	$295,700	$64,735	3.4%	5.6	$8,895	$7,594
Wesco I, LLC (2)	50%	2,013	427,864	279,851	74,697	3.8%	6.5	5,304	-
Essex Skyline at MacArthur Place (3)	50%	349	134,711	80,000	22,423	3.1%	2.3	1,672	645
Total operating joint venture investments		5,334	$1,163,990	$655,551	$161,855	3.5%	5.6	$15,871	$8,239

								Essex Portion of NOI and Expenses
Essex portion of NOI								$5,996	$2,464
Essex portion of depreciation								(4,189)	(2,701)
Essex portion of interest expense and other								(2,720)	(902)
Essex portion of net loss from operating joint ventures								$(913)	$(1,139)

Development Joint Ventures (4)	50/55%	1,716	$224,600	$31,300	115,154	1.6%	35.0	$104	$-

Essex portion of net loss from joint ventures								$(809)	$(1,139)

						Weighted	Weighted
						Average	Average
						Preferred	Expected	Income from Preferred
						Return	Term	Equity Investments
Preferred Equity Investments					124,522	10.2%	6.5	$3,149	$(234)

Total Co-investments					$401,531

(1)	The Company has a 28.2% interest as a general partner and limited partner in Fund II, and may earn promote income if Fund II exceeds certain financial return benchmarks.
(2)	The Company has a 50% interest in Wesco I and the Company may earn promote income if the co-investment exceeds certain financial benchmarks.
(3)
The Company has a 47% effective interest + promoted interest, and a 50% voting interest in Skyline.  During April, the Company acquired the joint venture partner's membership interest and for Q2 2012 the Company will consolidate the community.

(4)
The Company has interests in four development co-investments, which are developing projects located in Seattle, Washington, and Dublin, San Jose, and two projects in West Hollywood, California.  The Company also contributed a note receivable for $12.4 million at an interest rate of 5% due in November 2012, secured by land located in San Mateo, California to a joint venture for a 55% interest. The joint venture has the option to acquire the property during 2012 and develop 197 units (these units are not included in the unit total above).

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Summary of Consolidated Co-Investments and Noncontrolling Interest - March 31, 2012
(Dollars in thousands)

The Company enters into co-investment transactions with third party developers, owners and investors of apartment communities.  In accordance with GAAP, the Company consolidates certain of these co-investment transactions, resulting in noncontrolling interests corresponding to the ownership interest of the third-party developer, owner or investor.

The following table summarizes the consolidated co-investments and noncontrolling interest:

					Operations for the three months ended
	Balance as of March 31, 2012				March 31, 2012
	Investment in	Related	Noncontrolling	DownREIT		Operating
	Real Estate	Debt	Interest	Units Outstanding (1)	Revenue	Expenses	NOI

Noncontrolling Interest - DownREIT:
Barkley Apartments	$8,684	$16,957	$1,992	76,205	$626	$219	$407
Brentwood	14,197	19,523	2,568	58,884	617	169	448
Brookside Oaks	32,816	20,201	2,327	84,095	864	191	673
Capri at Sunny Hills	16,138	18,059	2,968	159,890	600	156	444
Hidden Valley (2)	39,130	30,986	6,089	62,647	1,369	394	975
Highridge Apartments	29,190	44,807	3,752	276,158	1,543	343	1,200
Montejo Apartments	8,192	13,480	1,216	29,319	472	118	354
The Elliot at Mukilteo(fka Anchor V.)	15,552	10,750	1,515	102,713	767	357	410
Thomas Jefferson	30,959	18,699	6,426	57,714	773	226	547
Treehouse Apartments	12,468	17,494	2,951	67,728	636	158	478
Valley Park Apartments	14,268	22,886	304	34,564	719	145	574
Villa Angelina Apartments	18,463	27,900	2,421	51,931	968	216	752

	$240,057	$261,742	34,529	1,061,848	$9,954	$2,692	$7,262

Other Components of Noncontrolling Interest:
Hillsdale Garden Apartments (3)	$112,563	-	21,773		$3,758	$1,337	$2,421
Joint Venture - Development (4)	$26,800	$-	4,000
Operating Limited Partnership Units and Other			55,506
Total Noncontrolling Interest			$115,808

(1)	Generally, DownREIT units are redeemed for cash at a value equal to Essex's common stock price.
(2)	The DownREIT has a 75% interest in this community and a joint venture partner has a 25% interest.
(3)	The Company has an 81.5% interest in this community and the joint venture partner has an 18.5% interest.
(4)	The Company consolidates one joint venture development located in Walnut Creek, California, in which the Company has a 50% interest.

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Income From Discontinued Operations and Selected Financial Data - March 31, 2012
(Dollars in thousands)

Income from Discontinued Operations

During the quarter ended March 31, 2012, the Company sold properties located in San Diego, California including Tierra del Sol/Norte, 156-units, and Alpine Country, 108-units, for gross proceeds of $28.3 million resulting in a gain of $9.8 million.  No communities were sold or held for sale for the quarter ended March 31, 2011.

	Three Months Ended
	March 31,
	2012	2011
Rental revenues	$608	$1,340
Property operating expenses	(260)	(563)
Depreciation and amortization	(94)	(373)
Income from real estate sold	254	404
Gain on sale, net of internal disposition costs and taxes	9,783	-
Income from discontinued operations	$10,037	$404

Shares Outstanding and Potentially Dilutive Securities

	Q1 2012	Actual
	Weighted Avg.	As of 3/31/12
Common Shares	34,027,890	34,132,502
Stock Options and Series G Preferred Stock	123,585	173,521
Weighted Avg. Shares Diluted - EPS	34,151,475	34,306,023
Operating Limited Partnership Units	2,245,166	2,240,145
Weighted Avg. Shares Diluted - FFO	36,396,641	36,546,168

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.
Assumptions for Midpoint of 2012 FFO Guidance
Q1 2012 Earnings Results Supplement
($'s in thousands, except share and per share data)

		Low - end of	High - end of
	Actual	Guidance range	Guidance range
	Q1 2012	2012	2012	Key Assumptions for Low and High End of FFO Range
Net Operating Income ("NOI")
Total NOI from consolidated communities	$85,658	$347,000	$351,400	Range of 7% to 9% same-property NOI growth, includes Essex Skyline and Q1 2012 acquisitions only.

Management Fees	$2,444	$9,700	$10,700	Fees dependent on velocity of development expenditures.

Interest Expense
Interest and amortization expense, before capitalized interest	$(29,145)	$(119,100)	$(116,500)	Increase of 50 basis points in variable rates for low - end.
Projected interest capitalized	1,616	7,500	8,500	Capitalized interest based on velocity of expenditures.
Net interest expense	(27,529)	(111,600)	(108,000)

Recurring Income and Expenses
Interest and other income	$2,413	$9,900	$9,900
Income from co-investments	6,529	24,750	26,250	Range of 8% to 10% NOI Growth for Fund II.
General and administrative expense	(5,212)	(19,600)	(21,000)	Bonuses based on performance- see 2012 proxy.
Cost of management and other fees	(1,640)	(6,700)	(6,700)
Preferred dividends and non-controlling interest	(3,217)	(12,800)	(12,800)
	(1,127)	(4,450)	(4,350)

Non-Core Income and Expenses (1)
Acquisition costs	$(188)	$(1,200)	$(1,200)
	(188)	(1,200)	(1,200)

Funds from Operations	$59,258	$239,450	$248,550

Funds from Operations per diluted Share	$1.63	$6.52	$6.77

% Change - Funds from Operations	13.4%	13.7%	18.0%

Funds from Operations excluding non-core items	$59,446	$240,650	$249,750

Core Funds from Operations per diluted Share	$1.63	$6.56	$6.81

% Change - Core Funds from Operations	24.6%	16.3%	20.7%
				Includes shares issued to match fund acquisition of joint
Weighted average shares outstanding	36,396,641	36,700,000	36,700,000	venture partner's interest in Essex Skyline.

(1)	Assumes promote income earned from JV partner in Essex Skyline will be offset with prepayment charges related to secured mortage repayments in 2012.

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

MSA Level Forecasts 2012: Supply Jobs and Apartment Market Conditions

	Residential Supply*				Job Forecast**		Forecast Market Conditions***
Market	New MF Supply	% of MF Stock	New SF Supply	% of SF Stock	Est.New Jobs Dec-Dec	% Growth	Estimated Y-o-Y Rent Growth	Estimated Year End Occupancy

Seattle	1,800	0.5%	3,400	0.5%	28,000	2.0%	9.00%	95.50%

San Francisco	1,000	0.3%	300	0.1%	19,000	2.0%	8.50%	97.00%
Oakland	900	0.3%	1,200	0.2%	14,000	1.5%	7.70%	96.50%
San Jose	1,100	0.5%	700	0.2%	20,000	2.2%	9.25%	97.00%
No. Cal.	3,000	0.3%	2,200	0.2%	53,000	1.9%	8.6%	96.8%

Ventura	200	0.4%	200	0.1%	2,800	1.0%	4.50%	95.50%
Los Angeles	1,700	0.1%	1,800	0.1%	37,000	1.0%	7.00%	95.50%
Orange	1,700	0.5%	1,400	0.2%	20,000	1.4%	6.00%	95.50%
San Diego	1,800	0.4%	1,700	0.2%	12,000	1.0%	2.50%	95.50%
So. Cal.	5,400	0.2%	5,100	0.1%	71,800	1.1%	5.7%	95.50%

Weighted Average****	10,200	0.3%	10,700	0.2%	152,800	1.4%	7.3%	96.0%

All data are Essex Forecasts

U.S. Economic Assumptions:  G.D.P.:  Q4 '12 vs Q4 '11: 2.6% , Jobs: Q4 '12 vs Q4 '11  1.3%

* New Residential Supply: represents Essex's internal estimate of actual deliveries during the year, which are related to, but can differ from the
12 month trailing Permit Levels reported on New Residential Supply schedule.

** Job Forecast/Performance refers to the difference between Total Non-Farm Industry Employment (not seasonally adjusted) projected through Q4 2012 over the comparable actual figures for Q4 2011, expressed as expected new jobs and growth rates.

*** The Forecast Market Conditions represents Essex's estimates of the change in Market rents/occupancy rates for Q4 2012.
The Estimated Year-over-Year Rent Growth represents the forecast change in Effective Market Rents for Q4 2012 vs.Q4 2011 (where Market refers to the entire MSA apartment market, NOT the Essex portfolio). The estimated Year End Occupancy represents Essex's forecast of Market occupancy rates for Q4 2012.

**** Weighted Average: Markets weighted by Econ Rent in Essex portfolio.

See Company's 10-Q for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.
New Residential Supply: Permits as a % of Current Stock (12 Month Permit Period: Trailing 12 Months March 2012)

	Single Family Data					Multi-Family Data			All Residential Data
Market	Median SF Price (Q4 2011 est**)	Q2 2011 SF Affordability*	SF Stock 2010	SF Permits Last 12 Months	% of Stock	MF Stock 2010	MF Permits Last 12 months	% of Stock	Total Residential Permits Last 12 Months	% of Stock
Chicago	$164,300	210%	1,951,000	4,393	0.2%	1,493,900	3,631	0.2%	8,024	0.2%
New York PMSA	$362,700	82%	796,000	616	0.1%	3,084,000	8,598	0.3%	9,214	0.2%
Nassau-Suffolk	$369,400	130%	773,000	1,116	0.2%	246,000	744	0.3%	1,860	0.3%
Philadelphia	$201,000	162%	1,652,000	4,655	0.3%	546,100	2,257	0.4%	6,912	0.3%
Boston	$325,000	124%	1,551,000	3,489	0.2%	708,800	2,790	0.4%	6,279	0.3%
Minneapolis	$151,500	243%	948,000	3,970	0.4%	386,800	1,967	0.5%	5,937	0.4%
Atlanta	$90,600	390%	1,527,000	6,716	0.4%	571,800	3,508	0.6%	10,224	0.5%
Miami/Ft. Lauderdale	$184,700	144%	873,000	4,718	0.5%	987,000	4,680	0.5%	9,398	0.5%
Baltimore	$228,800	160%	863,000	3,309	0.4%	286,000	2,790	1.0%	6,099	0.5%
Las Vegas	$121,800	227%	629,000	4,074	0.6%	272,700	1,260	0.5%	5,334	0.6%
Phoenix	$118,800	244%	1,318,000	8,272	0.6%	418,500	2,080	0.5%	10,352	0.6%
Portland	$218,900	150%	648,000	3,362	0.5%	254,335	2,117	0.8%	5,479	0.6%
Denver	$230,700	155%	671,000	3,950	0.6%	302,900	2,766	0.9%	6,716	0.7%
Orlando	$127,500	226%	644,000	5,019	0.8%	255,500	1,284	0.5%	6,303	0.7%
Wash. D.C. PMSA	$313,300	148%	1,504,000	9,539	0.6%	714,300	8,209	1.1%	17,748	0.8%
Dallas-Ft. Worth	$146,200	218%	1,722,000	14,526	0.8%	744,000	11,594	1.6%	26,120	1.1%
Houston	$155,900	198%	1,388,000	23,935	1.7%	647,700	10,362	1.6%	34,297	1.7%
Austin	$188,300	180%	441,000	6,454	1.5%	214,900	6,569	3.1%	13,023	2.0%
Totals	$223,197	217%	17,948,000	112,113	0.6%	10,641,335	77,206	0.7%	189,319	0.7%

Seattle	$289,200	125%	778,000	4,664	0.6%	411,500	5,268	1.3%	9,932	0.8%

San Francisco	$593,900	72%	378,000	344	0.1%	364,000	2,241	0.6%	2,585	0.3%
Oakland	$442,100	98%	677,000	1,674	0.2%	294,000	1,577	0.5%	3,251	0.3%
San Jose	$549,000	88%	407,000	984	0.2%	216,000	2,628	1.2%	3,612	0.6%

Los Angeles	$302,500	97%	1,956,000	2,354	0.1%	1,472,000	8,148	0.6%	10,502	0.3%
Ventura	$378,600	112%	216,000	299	0.1%	59,300	143	0.2%	442	0.2%
Orange	$447,600	93%	669,000	1,826	0.3%	368,800	2,785	0.8%	4,611	0.4%
San Diego	$358,000	91%	727,000	2,144	0.3%	413,700	2,142	0.5%	4,286	0.4%

No Cal	$511,107	88%	1,462,000	3,002	0.2%	874,000	6,446	0.7%	9,448	0.4%

So Cal	$345,622	96%	3,568,000	6,623	0.2%	2,313,800	13,218	0.6%	19,841	0.3%

ESSEX	$379,720	98%	5,808,000	14,289	0.2%	3,599,300	24,932	0.7%	39,221	0.4%

Permits:  Single Family equals 1 unit, Multi-Family equals 5 or more units.
Sources: SF Prices - Economy.com: Permits, Total Residential Stock - U.S. Census, Axiometrics, Mortgage Rates: Freddie Mac
Single Family/Multi-Family Breakdown of Total Residences, Rosen Consulting Group, US Census, EASI, Essex.
*Single Family Affordability - Equals the ratio of the actual Median Household Income to the Income required to purchase the Median Priced Home.
**Median Home Prices -  Q4 2011 National Association of Realtors, DataQuick, Essex.
The required Income is defined such that the mortgage payment is 35% of said income, assuming a 10% down payment and a 30-year fixed mortgage rate (4.01%).
Median Household Income is estimated from US Census 2004 data and Income Growth from BEA and Population Growth from the US Census.

See Company's 10-Q for additional disclosures

ESSEX PROPERTY TRUST, INC.
Real Estate Information as of May 2, 2012

						Square	Year	Year	Property	Age of
	Property Name	Address	City	State	Units	Footage	Acquired	Built	Ownership	Property

	APARTMENT COMMUNITIES

	NORTHERN CALIFORNIA
	Santa Clara County
1	The Commons	275 Union Avenue	Campbell	CA	264	153,168	2010	1973	EPLP	39
1	Pointe at Cupertino	19920 Olivewood Street	Cupertino	CA	116	135,200	1998	1963	EPLP	49
1	Bella Villagio	383 Vista Roma Way	San Jose	CA	231	227,511	2010	2004	EPLP	8
1	Epic - Phase I and II	545 River Oaks Parkway	San Jose	CA	569	600,065			JV-55%
1	Carlyle, The	2909 Nieman Boulevard	San Jose	CA	132	129,200	2000	2000	EPLP	12
1	Enclave, The	4355 Renaissance Drive	San Jose	CA	637	525,463	2005	1998	Fund II	14
1	Esplanade	350 East Taylor St.	San Jose	CA	278	279,000	2004	2002	EPLP	10
1	Waterford, The	1700 N. First Street	San Jose	CA	238	219,600	2000	2000	EPLP	12
1	101 San Fernando	99 S. Fourth Street	San Jose	CA	323	296,078	2010	2001	EPLP	11
1	1000 Kiely	1000 Kiely Blvd.	Santa Clara	CA	121	128,486	2011	1971	EPLP	41
1	Le Parc	440 N. Winchester Avenue	Santa Clara	CA	140	113,200	1994	1975	EPLP	37
1	Marina Cove	3480 Granada Avenue	Santa Clara	CA	292	250,200	1994	1974	EPLP	38
1	Bristol Commons	732 E. Evelyn Avenue	Sunnyvale	CA	188	142,600	1995	1989	EPLP	23
1	Brookside Oaks	1651 Belleville Way	Sunnyvale	CA	170	119,900	2000	1973	DownREIT	39
1	Magnolia Lane	113 South Mary Avenue	Sunnyvale	CA	32	31,541	2007	2001	EPLP	11
1	Montclaire	450 N. Mathilda Avenue	Sunnyvale	CA	390	294,100	1988	1973	EPLP	39
1	Reed Square	1070 Reed Avenue	Sunnyvale	CA	100	95,440	2011	1970	EPLP	42
1	Summerhill Park	972 Corte Madera Avenue	Sunnyvale	CA	100	78,500	1988	1988	EPLP	24
1	Magnolia Square	107 South Mary Avenue	Sunnyvale	CA	156	110,824	2007	1969	DownREIT	43
1	Via	315 Tasman Drive	Sunnyvale	CA	284	309,421	2011	2011	EPLP	1
1	Windsor Ridge	825 E. Evelyn Avenue	Sunnyvale	CA	216	161,800	1989	1989	EPLP	23
				14%	4,408	3,801,232
	Alameda County
1	Fourth & U	700 University Avenue	Berkeley	CA	171	146,255	2010	2010	EPLP	2
1	Briarwood	4200 Bay Street	Fremont	CA	160	111,160	2011	1978	Wesco I	34
1	Stevenson Place	4141 Stevenson Blvd.	Fremont	CA	200	146,200	2000	1975	EPLP	37
1	The Woods	40640 High Street	Fremont	CA	160	105,280	2011	1978	Wesco I	34
1	Boulevard	40001 Fremont Blvd.	Fremont	CA	172	131,200	1996	1978	EPLP	34
1	City View	25200 Carlos Bee Blvd.	Hayward	CA	572	462,400	1998	1975	EPLP	37
1	Regency Tower	1130 Third Ave.	Oakland	CA	178	140,900	2005	1975	Fund II	37
1	The Grand	100 Grand Avenue	Oakland	CA	243	205,026	2009	2009	EPLP	3
1	Bridgeport	36826 Cherry Street	Newark	CA	184	139,000	1987	1987	EPLP	25
1	Alderwood Park Apartments	37057 Magnolia Street	Newark	CA	96	74,624	2006	1987	Fund II	25
				7%	2,136	1,662,045
	Contra Costa County
1	West Dublin	6600 Golden Gate Drive	Dublin	CA	309	286,348			JV-55%
1	San Marcos	2601 Hilltop Drive	Richmond	CA	432	407,600	2003	2003	EPLP	9
1	Bel Air	2000 Shoreline Drive	San Ramon	CA	462	391,000	1995	1988	EPLP	24
1	Foothill Gardens	1110 Harness Drive	San Ramon	CA	132	155,100	1997	1985	EPLP	27
1	Twin Creeks	2711-2731 Morgan Drive	San Ramon	CA	44	51,700	1997	1985	EPLP	27
1	Canyon Oaks	1 Amberstone Lane	San Ramon	CA	250	237,894	2007	2005	EPLP	7
1	Mill Creek at Windermere	2100 Waterstone Place	San Ramon	CA	400	381,060	2007	2005	EPLP	7
				5%	1,720	1,624,354
	San Mateo County
1	Carlmont Woods	2515 Carlmont Drive	Belmont	CA	195	107,200	2004	1971	Fund II	41
1	Harbor Cove	900 E. Hillsdale Blvd.	Foster City	CA	400	306,600	2004	1971	Fund II	41
1	Davey Glen	200 Davey Glen Road	Belmont	CA	69	65,974	2006	1962	Fund II	50
1	Hillsdale Garden	3421 Edison Avenue	San Mateo	CA	697	611,505	2006	1948	JV - 81.5%	64
1	Belmont Terrace	1606 Continetals Way	Belmont	CA	71	72,951	2006	1974	EPLP	38
				4%	1,432	1,164,230

	San Francisco and Marin Counties
1	Mt. Sutro Terrace Apartments	480 Warren Drive	San Francisco	CA	99	64,000	1999	1973	EPLP	39
1	Vista Belvedere	15 Red Hill Circle	Tiburon	CA	76	78,300	2004	1963	EPLP	49
				1%	175	142,300

	Other
1	Tuscana	315 Mt. Oso	Tracy	CA	30	29,088	2007	2007	EPLP	5
1	Harvest Park	2327 Summercreek Drive	Santa Rosa	CA	104	116,628	2007	2004	EPLP	8
1	Chestnut Street Apartments	143 Chestnut Avenue	Santa Cruz	CA	96	87,640	2008	2002	EPLP	10
				1%	230	233,356

46	Total Northern California			31%	10,101	8,627,517				27

	SOUTHERN CALIFORNIA
	Los Angeles County
	Cielo	9733 Topanga Canyon Blvd	Chatsworth	CA	119	125,400	2009	2009	Fund II	3
1	Regency at Encino	15506 Moorpark Street	Encino	CA	75	78,487	2009	1989	EPLP	23
1	416 on Broadway	412 East Broadway	Glendale	CA	115	126,782	2010	2009	EPLP	3
1	Hampton Court	1136 N. Columbus Avenue	Glendale	CA	83	71,500	1999	1974	EPLP	38
1	Hampton Place	245 W. Loraine Street	Glendale	CA	132	141,500	1999	1970	EPLP	42
1	Marbrisa	1809 Termino Ave.	Long Beach	CA	202	122,800	2002	1987	EPLP	25
1	Pathways	5945 E. Pacific Coast Hwy.	Long Beach	CA	296	197,700	1991	1975	EPLP	37
1	Bellerive	1921 Beloit Avenue	Los Angeles	CA	63	79,296	2011	2011	EPLP	1
1	Bunker Hill	222 and 234 S. Figueroa St.	Los Angeles	CA	456	346,600	1998	1968	EPLP	44
1	Cochran Apartments	612 South Cochran	Los Angeles	CA	58	51,400	1998	1989	EPLP	23
1	Kings Road	733 North Kings Road	Los Angeles	CA	196	132,100	1997	1979	EPLP	33
1	Marbella	600 South Detroit Street	Los Angeles	CA	60	50,108	2005	1991	EPLP	21
1	Belmont Station	1302 West 2nd St.	Los Angeles	CA	275	225,000	2009	2009	EPLP	3
1	Park Place	400 S. Detroit Street	Los Angeles	CA	60	48,000	1997	1988	EPLP	24
1	Windsor Court	401 S. Detroit Street	Los Angeles	CA	58	46,600	1997	1988	EPLP	24
1	Renaissance	630 South Masselin Avenue	Los Angeles	CA	169	154,268	2006	1990	Fund II	22
1	Santee Court	716 S. Los Angeles Street	Los Angeles	CA	165	132,040	2010	2004	EPLP	8
1	Santee Village	743 South Santee Street	Los Angeles	CA	73	69,817	2011	2011	EPLP	1
1	Marina City Club	4333 Admiralty Way	Marina Del Rey	CA	101	127,200	2004	1971	EPLP	41
1	Mirabella	13701 Marina Point Drive	Marina Del Rey	CA	188	176,800	2000	2000	EPLP	12
1	Muse	5451 Vineland Avenue	North Hollywood	CA	152	135,292	2011	2011	EPLP	1
1	Monterra del Mar	280 E. Del Mar Boulevard	Pasadena	CA	123	74,400	1997	1972	EPLP	40
1	Monterra del Rey	350 Madison	Pasadena	CA	84	73,100	1999	1972	EPLP	40
1	Monterra del Sol	280 South Euclid	Pasadena	CA	85	69,200	1999	1972	EPLP	40
1	Fountain Park	13141 Fountain Park Drive	Playa Vista	CA	705	608,900	2004	2002	EPLP	10
1	Highridge	28125 Peacock Ridge Drive	Rancho Palos Verde	CA	255	290,200	1997	1972	DownREIT	40
1	Studio 40-41	4043 Radford Avenue	Studio City	CA	149	127,238	2009	2009	Fund II	3
1	Coldwater Canyon	4250 Codlwater Canyon	Studio City	CA	39	34,125	2007	1979	EPLP	33
1	Allegro	11945 Magnolia Blvd.	Valley Village	CA	97	127,812	2010	2010	EPLP	2
1	Walnut Heights	20700 San Jose Hills Road	Walnut	CA	163	146,700	2003	1964	EPLP	48
1	Fountain at La Brea	1216-1234 North La Brea Avenue	West Hollywood	CA	187	154,776			JV - 50%
1	Santa Monica at La Brea	1111 North La Brea Avenue	West Hollywood	CA	184	150,678			JV - 50%
1	Avondale at Warner Center	22222 Victory Blvd.	Woodland Hills	CA	446	331,000	1999	1970	EPLP	42
1	Reveal	21201 Kittridge Street	Woodland Hills	CA	438	414,892	2011	2010	Wesco I	2
				17%	5,680	4,936,257
	Ventura County
1	Camarillo Oaks	921 Paseo Camarillo	Camarillo	CA	564	459,000	1996	1985	EPLP	27
1	Camino Ruiz Square	105 Camino Ruiz	Camarillo	CA	160	105,448	2006	1990	EPLP	22
1	Arbors at Parc Rose	1500 Tulipan Circle	Oxnard	CA	373	503,196	2011	2001	Wesco I	11
1	Mariner's Place	711 South B Street	Oxnard	CA	105	77,200	2000	1987	EPLP	25
1	Tierra Vista	1750 Montevina Circle	Oxnard	CA	404	387,100	2001	2001	EPLP	11
1	Monterey Villas	1040 Kelp Lane	Oxnard	CA	122	122,100	1997	1974	EPLP	38
1	Meadowood	1733 Cochran Street	Simi Valley	CA	320	264,500	1996	1986	EPLP	26
1	Hidden Valley	5065 Hidden Park Court	Simi Valley	CA	324	310,900	2004	2004	DownREIT	8
1	Lofts at Pinehurst,The	1021 Scandia Avenue	Ventura	CA	118	71,100	1997	1971	EPLP	41
1	Hillcrest Park	1800 West Hillcrest Drive	Newbury Park	CA	608	521,900	1998	1973	EPLP	39
1	Pinehurst	3980 Telegraph Road	Ventura	CA	28	21,200	2004	1973	EPLP	39
1	Woodside Village	675 Providence Ave.	Ventura	CA	145	136,500	2004	1987	EPLP	25
				10%	3,271	2,980,144

1

	SOUTHERN CALIFORNIA (cont'd)

	Santa Barbara County
1	Chimney Sweep	775 Camino Del Sur Drive	Goleta	CA	91			2006	1967	EPLP	45
1	CBC	6721 El Colegio Drive	Goleta	CA	148			2006	1962	EPLP	50
1	Hope Ranch (Continental Apartments)	3968-3974 & 3999 Via Lucero	Santa Barbara	CA	108			2007	1965	EPLP	47
1	Hope Ranch (Lucero Village)	3968-3974 & 3999 Via Lucero	Santa Barbara	CA				2007	1973	EPLP	39
				1%	347	306,608
	Orange County
1	Anavia	2045 South State College Blvd.	Anaheim	CA	250	312,343		2010	2009	EPLP	3
1	Barkley Apartments	2400 E. Lincoln Ave.	Anahiem	CA	161	139,800		2000	1984	DownREIT	28
1	Valley Park Apartments	17300 Euclid Ave.	Fountain Valley	CA	160	169,700		2001	1969	DownREIT	43
1	Capri at Sunny Hills	2341 Daphne Place	Fullerton	CA	100	128,100		2001	1961	DownREIT	51
1	Wilshire Promenade	141 West Wilshire Avenue	Fullerton	CA	149	128,000		1997	1992	EPLP	20
1	Montejo Apartments	12911 Dale St.	Garden Grove	CA	124	103,200		2001	1974	DownREIT	38
1	Huntington Breakers	21270 Beach Boulevard	Huntington Beach	CA	342	241,700		1997	1984	EPLP	28
1	Axis 2300	2300 DuPont Drive	Irvine	CA	115	170,714		2010	2010	EPLP	2
1	Hillsborough Park	1501 South Beach Boulevard	La Habra	CA	235	215,500		1999	1999	EPLP	13
1	Trabuco Villas	25362 Mosswood Way	Lake Forest	CA	132	131,000		1997	1985	EPLP	27
1	Fairways Apartments	2 Pine Valley Lane	Newport Beach	CA	74	107,100		1999	1972	EPLP	40
1	Villa Angelina	201 E. Chapman Ave.	Placentia	CA	256	217,600		2001	1970	DownREIT	42
1	Brentwood Apartment Homes	2301 E. Santa Clara Ave.	Santa Ana	CA	140	154,800		2001	1970	DownREIT	42
1	Fairhaven Apartment Homes (formerly Treehouse Apartments)	2601 N. Grand Ave.	Santa Ana	CA	164	135,700		2001	1970	DownREIT	42
1	Essex Skyline at MacArthur Place	9 & 15 MacArthur Place	Santa Ana	CA	349	512,791		2010	2008	EPLP	4
				8%	2,751	2,868,048
	San Diego County
1	Alpine Village	2055 Arnold Way	Alpine	CA	301	254,400		2002	1971	EPLP	41
1	Bonita Cedars	5155 Cedarwood Rd.	Bonita	CA	120	120,800		2002	1983	EPLP	29
1	Cambridge	660 F. St.	Chula Vista	CA	40	22,100		2002	1965	EPLP	47
1	Mesa Village	5265 Clairemont Mesa Blvd.	Clairemont	CA	133	43,600		2002	1963	EPLP	49
1	Mira Monte	10360 Maya Linda Rd.	Mira Mesa	CA	355	262,600		2002	1982	EPLP	30
1	Country Villas	283 Douglas Drive	Oceanside	CA	180	179,700		2002	1976	EPLP	36
1	Mission Hills	218 Rancho Del Oro	Oceanside	CA	282	244,000		2005	1984	EPLP	281
1	Centre Pointe (formerly Bluffs II, The)	6466 Friars Road	San Diego	CA	224	126,700		1997	1974	EPLP	38
1	Summit Park	8563 Lake Murray Blvd.	San Diego	CA	300	229,400		2002	1972	EPLP	40
1	Vista Capri - North	3277 Berger Ave.	San Diego	CA	106	51,800		2002	1975	EPLP	37
1	Shadow Point	9830 Dale Ave.	Spring Valley	CA	172	131,200		2002	1983	EPLP	29
				7%	2,213	1,666,300
	Riverside County
1	Parcwood	1700 Via Pacifica	Corona	CA	312	270,000		2004	1989	Fund II	23
1	Devonshire Apartments	2770 West Devonshire Ave.	Hemet	CA	276	207,200		2002	1988	EPLP	24
				2%	588	477,200

75	Total Southern California			45%	14,850	13,234,557					28

	SEATTLE METROPOLITAN AREA
1	Cedar Terrace	3205 115th Ave. NE	Bellevue	WA	180	174,200		2005	1984	EPLP	28
1	Courtyard Off Main	136 102nd Avenue SE	Bellevue	WA	109	108,388		2010	2000	EPLP	12
1	Emerald Ridge	3010 118th Avenue SE	Bellevue	WA	180	144,000		1994	1987	EPLP	25
1	Foothill Commons	13800 NE 9th Place	Bellevue	WA	388	288,300		1990	1978	EPLP	34
1	Palisades, The	13808 NE 12th	Bellevue	WA	192	159,700		1990	1977	EPLP	35
1	Sammamish View	16160 SE Eastgate Way	Bellevue	WA	153	133,500		1994	1986	EPLP	26
1	Woodland Commons	13700 NE 10th Place	Bellevue	WA	236	172,300		1990	1978	EPLP	34
1	Canyon Pointe	1630 228th St. SE	Bothell	WA	250	210,400		2003	1990	EPLP	22
1	Inglenook Court	14220 Juanita Drive, NE	Bothell	WA	224	183,600		1994	1985	EPLP	27
1	Salmon Run at Perry Creek	2109 228th Street SE	Bothell	WA	132	117,100		2000	2000	EPLP	12
1	Stonehedge Village	14690 143rd Blvd., NE	Bothell	WA	196	214,800		1997	1986	EPLP	26
1	Highlands at Wynhaven	1460 NE Hawthorne Street	Issaquah	WA	333	424,674		2008	2000	EPLP	12
1	Park Hill at Issaquah	22516 SE 56th Street	Issaquah	WA	245	277,700		1999	1999	EPLP	13
1	Wandering Creek	12910 SE 240th	Kent	WA	156	124,300		1995	1986	EPLP	26
1	Bridle Trails	6600 130th Avenue, NE	Kirkland	WA	108	99,700		1997	1986	EPLP	26
1	Evergreen Heights	12233 NE 131st Way	Kirkland	WA	200	188,300		1997	1990	EPLP	22
1	Corbella at Juanita Bay	9520 NE 120th Street	Kirkland	WA	169	103,339		2010	1978	EPLP	34
1	Laurels at Mill Creek	1110 164th Street SE	Mill Creek	WA	164	134,300		1996	1981	EPLP	31
1	Morning Run	18463 Blueberry Lane	Monroe	WA	222	221,786		2005	1991	Fund II	21
1	Elliot at Mulkiteo (formerly Anchor Village)	9507 49th Avenue West	Mukilteo	WA	301	245,900		1997	1981	DownREIT	31
1	Castle Creek	7000 132nd Place, SE	Newcastle	WA	216	191,900		1998	1998	EPLP	14
1	Delano/Bon Terra	7805, 7903 and 7935 170th Place NE	Redmond	WA	126	116,340		2011/2012	2011/2005	EPLP	1/7
1	Elevation	17202-17325 NE 85th Place	Redmond	WA	157	138,916		2010	1986	EPLP	26
1	Redmond Hill East	18666 Redmond Way	Redmond	WA	440	381,675		2011	1998	Wesco I	14
1	Redmond Hill West	6110 186th Place NE	Redmond	WA	442	350,275		2011	1985	Wesco I	27
1	Brighton Ridge	2307 NE 4th Street	Renton	WA	264	201,300		1996	1986	EPLP	26
1	Fairwood Pond	14700 SE Petrovitsky Rd.	Renton	WA	194	189,200		2004	1997	EPLP	15
1	Forest View	650 Duvall Ave. NE	Renton	WA	192	182,500		2003	1998	EPLP	14
1	Eastlake 2851	2833 - 2851 Eastlake Avenue	Seattle	WA	133	234,086		2008	2008	Fund II	4
1	Fountain Court	2400 4th Street	Seattle	WA	320	207,000		2000	2000	EPLP	12
1	Joule	523 Broadway Avenue, East	Seattle	WA	295	191,109		2010	2010	JV - 99%	2
1	Linden Square	13530 Linden Avenue North	Seattle	WA	183	142,200		2000	1994	EPLP	18
1	Expo (formerly Queen Anne)	100 Republican	Seattle	WA	275	191,290				JV - 50%
1	The Bernard	115 Warren Avenue North	Seattle	WA	63	43,151		2011	2008	EPLP	4
1	The Cairns	420 Yale Avenue	Seattle	WA	100	70,806		2007	2006	EPLP	6
1	Tower @ 801	801 Pine Street	Seattle	WA	173	118,500		2005	1970	Fund II	42
1	Wharfside Pointe	3811 14th Avenue West	Seattle	WA	142	119,200		1994	1990	EPLP	22
1	Echo Ridge	34907 SE Kinsey Street	Snoqualmie	WA	120	124,359		2005	2000	Fund II	12
37	Total Seattle Metropolitan Area			24%	7,698	6,728,804					20

	158	Apartment Communities		100%	32,649	28,590,878	(1)
		Apartment Communities Under Construction			1,524	1,383,157	(2)

	Avg. square footage	876		Definitions for Property Ownership
	Avg. units per property	207		EPLP	The Company has a 100% ownership in the community.
				Fund II	The community is owned by Fund II. The Company has a 28.2% interest in Fund II which is accounted for using the equity method of accounting.

	Avg. age of property	26		Wesco I	The community is owned by Wesco I, LLC. The Company has a 50% interest in Wesco I, LLC, which is accounted for using the equity method of accounting.
	(1) Includes 243,436 square feet of retail or commercial space
	(2) Includes 47,950 square feet of estimated retail or commercial space			DownREIT	The Company holds a 1% special limited partner interest in the partnerships which owns the community. In accordance with GAAP, the Company consolidates this community.

				JV - 99%	The Company has a 99% ownership in this development and is consolidated.
				JV - 81.5%	The Company has a 81.5% ownership in this community and is consolidated.
				JV-55%	The Company has a 55.0% ownership in this community and is not consolidated.
				JV - 50%	The Company has a 50% ownership in this community and is not consolidated.
	OTHER REAL ESTATE ASSETS
	Office Buildings
	Essex Corporate Headquarter Bldg.	925 / 935 E. Meadow Dr.	Palo Alto	CA		31,900		1997 / 2007	1988 / 1962	EPLP
	Derian Office Building	17461 Derian Av.	Irvine	CA		110,000		2000	1983	EPLP
	Hollywood	6230 Sunset Blvd.	Los Angeles	CA		35,000		2006	1938	EPLP
	Santa Clara Retail	3700 El Camino Real	Santa Clara	CA		139,000		2011	1970	EPLP
						315,900

2